UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                  April 7, 2005
               (Date of Report or Date of Earliest Event Reported)


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


           0-26682                                  11-3199437
------------------------                     ------------------------------
(Commission File Number)                     (I.R.S. Identification Number)


10 Edison Street East, Amityville, New York                       11701
-------------------------------------------                     ----------
 (Address of Principal Executive Offices)                       (Zip Code)


                                 (631) 842-7600
              (Registrant's Telephone Number, Including Area Code)


                                      None
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|X| Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c) )

Item   1.01.      Entry into a Material Definitive Agreement

         On April 1, 2005, the registrant entered into an Agreement and Plan of Merger with FFG Industries, Inc. and FFG Merger Corporation. The definitive agreement is attached hereto as Exhibit 99.1.

         On April 7, 2005, the registrant issued a press release announcing that it had executed the definitive merger agreement on April 1, 2005. The press release is attached hereto as Exhibit 99.2.

       (c) Exhibits

Exhibit 99.1 Agreement and Plan of Merger among FFG Industries, Inc., FFG Merger
             Corporation and Technology Flavors & Fragrances, Inc.
             dated April 1, 2005.

Exhibit 99.2 Press Release dated April 7, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Technology Flavors & Fragrances, Inc.
                                   (Registrant)



 Date: April 7, 2005               / s / Joseph A. Gemmo
                                   -------------------------------------------
                                   Joseph A. Gemmo
                                   Vice President and Chief Financial Officer